Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Tel-Instrument Electronics Corp (the "Company"), on Form 10-K for the period ending March 31, 2006, as filed with the Securities Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

                  1.    The  Report  fully  complies  with the  requirements  of
                        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               By: /s/ Harold K. Fletcher
                                                   -----------------------------
                                                   /s/ Harold K. Fletcher
                                                   Chairman and President

                                                   /s/ Joseph P. Macaluso
                                                   -----------------------------
                                                   /s/ Joseph P. Macaluso
                                                   Principal Accounting Officer

                                                   July 11, 2006

      A signed original of this written statement required by Section 906 has been provided to Tel-Instrument Electronics Corp and will be retained by Tel-Instrument Electronics Corp and furnished to the Securities and Exchange Commission or its staff upon request.


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